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                                                                     EXHIBIT 4.1
FRONT


COMMON
STOCK


COMMON
STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CRL

THIS CERTIFICATE IS TRANSFERABLE IN
RIDGEFIELD PARK, NJ OR NEW YORK, NY

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 12626Y 10 4

THIS CERTIFIES THAT ________________ IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF CRL NETWORK SERVICES, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

SECRETARY     PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED and registered:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT and registrar

BY


AUTHORIZED SIGNATURE


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BACK

CRL NETWORK SERVICES, INC.

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM       N      as tenants in common
        TEN ENT       N      as tenants by the entireties
        JT TEN        N      as joint tenants with right of
                             survivorship and not as tenants
                             in common
        COM PROP      N      as community property




               UNIF GIFT MIN ACT    N       ............ Custodian.............
                                  (Cust)                            (Minor)
                          under Uniform Gifts to Minors
                             Act...............................................
                                                        (State)
               UNIF TRF MIN ACT     N   ............ Custodian (until age......)
                                (Cust)
                                    ................... under Uniform Transfers
                                       (Minor)
                             to Minors Act ....................................
                                                        (State)

Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,                   hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE



(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)



Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated


X
X
NOTICE:



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THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.